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                    METLIFE INSURANCE COMPANY OF CONNECTICUT

            METLIFE OF CT SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES
                                   GOLD TRACK
                               GOLD TRACK SELECT

                  METLIFE OF CT FUND U FOR VARIABLE ANNUITIES
                               UNIVERSAL ANNUITY
                          UNIVERSAL ANNUITY ADVANTAGE
                            UNIVERSAL SELECT ANNUITY

                        REGISTERED FIXED ACCOUNT OPTION
                                 FIXED ANNUITY

                       SUPPLEMENT DATED OCTOBER 18, 2007
                                     TO THE
               PROSPECTUSES DATED APRIL 30, 2007, AS SUPPLEMENTED


This supplements the information contained in each Prospectus for the Variable Annuity Contract listed above. This Supplement should be read in its entirety and kept together with the Prospectus for future reference.

Recently, the IRS announced new regulations affecting 403(b) plans and arrangements. As part of these regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under 403(b). These regulations are generally effective January 1, 2009. Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.

In consideration of these regulations, we have determined to only make available the Contract/Certificate for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract/Certificate.

If your Contract/Certificate was issued previously as a result of a 90-24 transfer competed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract/Certificate, we urge you to consult with your tax advisor prior to making additional purchase payments.





Books 1, 15, 16, 29, 74, 90 and 93                               October 2007